Exhibit 99.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report of Varian Medical Systems, Inc. (the “Company”), on Form 10-Q for the quarter ended December 27, 2002 (the “Report”), I, Elisha W. Finney, Vice President, Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 4, 2003	/s/	ELISHA W. FINNEY

Elisha W. Finney Vice President, Finance, and Chief Financial Officer